                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-53047, 333-41027 and 333-41899.


                                                  /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 24, 2000